  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2019
OBALON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001- 37897	20-1828101
(Commission File Number)	(IRS Employer Identification No.)

5421 Avenida Encinas, Suite F Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(760) 795-6558

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of Obalon Therapeutics, Inc. (the “Company”) determined the cash payments to the Company’s executive officers under the Company’s annual cash incentive compensation program, including the Company’s named executive officers. For 2018, the target cash incentive opportunity for the named executive officers were as follows (each, as disclosed in the Company’s registration statement on Form S-1 previously filed with the Securities and Exchange Commission on January 4, 2019):

Named Executive Officer	Target Bonus (Percentage of Annual Base Salary)
Andrew Rasdal	100%
Kelly Huang	55%
Bill Plovanic	45%

Annual bonuses for our executive officers are based on the achievement of corporate performance objectives. In 2018, these objectives were weighted equally and included (i) FDA approval of certain of our products, (ii) achieving improvements in product quality metrics as measured by specific reductions in complaint rates, (iii) meeting a specific goal relating to earnings before interest, depreciation, amortization and stock- based compensation (i.e., EBITDASC), and (iv) achieving a certain amount of revenue.

Each performance goal had both a target measure and an “upside” measure; if the “upside” measure was attained then the executive was eligible to receive an increase in cash incentive payment equal to 10% of the executive’s base salary with respect to that measure. Based on our 2018 performance, the revenue goal was not achieved, but the Company attained the “upside” goal with respect to the FDA approval goal and EBITDASC goal and the “target” goal for the remaining performance measure. Therefore, the Committee awarded 2018 annual cash bonuses under the cash incentive compensation program of $520,000, $199,800, and $155,000 to Messrs. Rasdal, Huang and Plovanic, respectively.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBALON THERAPEUTICS, INC.

Date: January 25, 2019	By:	/s/ William Plovanic
William Plovanic
Chief Financial Officer